SECURITIES EXCHANGE AGREEMENT

THIS AGREEMENT is made as of the ___ day of _______________, 2007, by and between TechnoConcepts Inc., a corporation organized under the laws of the State of Colorado (the “Company”), and the undersigned note holder (the “Note Holder”). Subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) and Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to exchange with the Note Holder, and the Note Holder desires to exchange with the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows.

1.	EXHANGE OF NOTES FOR SHARES AND WARRANTS.

1.1.
Exchange. Upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to provide Note Holder with shares (“Shares”) of Common Stock of the Company (“Common Stock”) and warrants (the “Warrants”) to purchase shares of Common Stock (such shares underlying the Warrants, “Warrant Shares”), all as set forth on the Note Holder’s signature page hereto, in exchange for the Company’s Series A Subordinated Secured Promissory Note(s) issued to Note Holder and as listed in Exhibit A hereto (“Notes”), together with the interest accrued thereon. The amount of the aggregate principal and accrued interest owing pursuant to the Notes is referred to herein as the “Exchange Amount.” The Shares and Warrants acquired by the Note Holder pursuant to this Agreement shall be owned only in the name of the Note Holder as it appears on the signature page hereof.

1.2.
Delivery of Shares. Subject to the terms and conditions of this Agreement, upon return of the Notes and accrued interest thereon (or as soon as practicable thereafter), the Company will issue to the Note Holder a certificate for the number of Shares equal to the Exchange Amount divided by $1.50.

1.3.
Delivery of Warrants. Subject to the terms and conditions of this Agreement, upon cancellation of the Notes and interest (or as soon as practicable thereafter), the Company will issue to the Note Holder Warrant Certificates, substantially in the form attached hereto as Exhibit B, for:

1.3.1	A Warrant to purchase up to the number of Shares equal to the Exchange Amount divided by $1.50, with an exercise price of $1.90, subject to adjustment therein, and

1.3.2	A Warrant to purchase up to the number of Shares equal to the Exchange Amount divided by $1.50, with an exercise price of $2.75, subject to adjustment therein.

1.4.
Delivery of Additional Warrants. If the aggregate Exchange Amount exceeds $2,000,000, then subject to the terms and conditions of this Agreement, upon return to the Company of the Notes and interest (or as soon as practicable thereafter), the Company will issue to the Note Holder additional Warrant Certificates, as follows:

1.4.1
A Warrant to purchase up to the number of Shares equal to the Exchange Amount divided by $1.50, with an exercise price of $2.10, subject to adjustment therein, such certificate to be substantially in the form attached hereto as Exhibit C, except that such Warrant shall not include the cashless exercise provision in Section 1(b) thereof;

1.4.2
A Warrant to purchase up to the number of Shares equal to the Exchange Amount divided by $1.50, with an exercise price of $2.50, subject to adjustment therein, such certificate to be substantially in the form attached hereto as Exhibit C; and

1.4.3
A Warrant to purchase up to the number of Shares equal to the Exchange Amount divided by $1.50, with an exercise price of $3.50, subject to adjustment therein, such certificate to be substantially in the form attached hereto as Exhibit C.

2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to each Note Holder as follows:

2.1.
Organization and Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as currently conducted and as proposed to be conducted.

2.2.
Requisite Power. The Company has all requisite corporate power and authority to enter into this Agreement, to issue the Shares and Warrants hereunder, and to carry out and perform its obligations under the terms of this Agreement. This Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms, except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedies of specific performance or injunctive relief are subject to the discretion of the court before which any proceeding may be brought.

2.3.
Authorization. All corporate action on the part of the Company necessary for the exchange and issuance of the Shares and Warrants pursuant hereto and the performance of the Company's obligations hereunder has been taken and, when the Shares are issued in accordance with the terms hereof, such Shares shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind.

2.4.
No Consents. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Shares and the Warrants or the consummation of any other transaction contemplated by this Agreement (other than any filings which may be required to be made by the Company with the Commission or pursuant to any state or “blue sky” securities laws subsequent to the date hereof).

2.5.
No Conflicts. The execution and delivery of the Agreement and the consummation of the transactions contemplated by this Agreement by the Company, will not conflict with or result in a breach of or a default under any of the terms or provisions of the Company’s certificate of incorporation or by-laws or result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets.

2.6.
Compliance with Securities Laws. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and delivery of the Shares and the Warrants hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Shares or the Warrants, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Shares and the Warrants under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Shares or the Warrants.

2.7.
Valid Exemption. The delivery and issuance of the Shares and the Warrants in accordance with the terms of and in reliance on the accuracy of the Note Holder’s representations and warranties set forth in this Agreement will be exempt from the registration requirements of the Securities Act.

3.	REPRESENTATIONS AND WARRANTIES OF THE NOTE HOLDERS AND RESTRICTIONS ON TRANSFER.

3.1.	Representations and Warranties of the Note Holders. The Note Holder represents and warrants to the Company as follows:

(a)	The Note Holder is an “accredited investor,” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

(b)
The Note Holder has full power and authority to enter into this Agreement and this Agreement is a valid and binding obligation of the Note Holder enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedies of specific performance or injunctive relief are subject to the discretion of the court before which any proceeding may be brought.

(c)
The Note Holder has not been offered the Shares and Warrants by any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(d)
The Note Holder has taken full cognizance of and understands all of the risk factors related to the Shares and Warrants, including, but not limited to, those set forth in the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006 and all reports on Form 8-K filed with the Securities and Exchange Commission, and as subsequently amended through the date of this Agreement. The Note Holder recognizes that the Company is in the developmental stage, has limited operating history, has had no revenues from operations and has incurred losses and that an investment in the Shares and Warrants involves significant risks.

The Note Holder further recognizes that the Shares and Warrants lack liquidity and have substantial restrictions on transferability and that no federal or state agency has made any finding or determination as to the fairness for investment by investors, nor has made any recommendation or endorsement of the Shares and Warrants.

(e)
The Note Holder, or any person acting on its behalf, has had the opportunity to ask questions of and receive answers from the Company and its officers concerning the terms and conditions of the offering and concerning the Company, the proposed operations of the Company and any other matters relating to the offering; and has had access during the course of the transaction and prior to the exchange, to all information which it required in order to determine whether or not to acquire the Shares and Warrants; and has had the opportunity to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and its officers; and the Note Holder has received answers to all inquiries it has put to the Company’s officers relating thereto; and the Note Holder has been supplied by the Company with such additional information, including original source documents, as it may have requested.

(f)	With respect to the legal aspects of its investment, the Note Holder has relied solely upon the advice of its own legal advisors.

(f)
The Shares and Warrants will be acquired for investment for the Note Holder's own account, not as a nominee or agent and not with a view to the resale or distribution of all or any part thereof, and the Note Holder has no intention of selling, granting any participation in, or otherwise distributing the same.

(g)
The Note Holder understands and acknowledges that the offering of the Shares and Warrants pursuant to this Agreement will not be registered under the Securities Act or under any applicable state blue sky or securities laws on the grounds that the offering and exchange of securities contemplated by this Agreement are exempt from registration pursuant to Section 4(2) of the Securities Act and/or Regulation D and the rules and regulations under the Securities Act, and exempt from qualification pursuant to comparable available exemptions in the various states, and that the Company's reliance upon such exemptions is predicated upon the Note Holder's representations set forth in this Agreement. The Note Holder acknowledges and understands that the Shares and Warrants must be held indefinitely unless the Shares and Warrants are subsequently registered under the Securities Act and applicable state blue sky and securities laws or an exemption from such registration is available.

(h)
The Note Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment represented by this Agreement. The Note Holder is able to bear the economic risk of the exchange made pursuant to this Agreement (including the complete loss of this investment). The Note Holder has determined that this investment is suitable for it in light of its financial circumstances and available investment opportunities.

(j)	The Note Holder is duly organized under the laws of the state of its organization or incorporation.

(k)
The Note Holder has kept and will continue to keep confidential all information furnished to it by or on behalf of the Company and has not provided the same to anyone other than its agents (including counsel and accountants) on a need to know basis, provided, however, notwithstanding anything to the contrary in this agreement, Note Holder (and each employee, representative, or other agent of the Note Holder) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses), if any, that are provided to the Note Holder relating to such tax treatment and tax structure.

(l)
During the last thirty (30) days prior to the date hereof, the Note Holder has not, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”). Prior to the earliest to occur of (i) the termination of this Agreement or (ii) the effective date of a registration statement (or the effective date of the last registration statement of a series of registration statements) covering all of the Shares and Warrant Shares, such Note Holder shall not engage, directly or indirectly, in a Prohibited Transaction.

3.2.	Restrictions on Transfer.

(a)
The Shares, Warrants and Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares, Warrants or Warrant Shares other than pursuant to an effective registration statement, to the Company or to an affiliate of a Note Holder or in connection with a pledge as contemplated in Section 3.2(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares, Warrants and Warrant Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Note Holder under this Agreement.

(b)
The Company acknowledges and agrees that a Note Holder may from time to time pledge or grant a security interest in some or all of the Shares, Warrants or Warrant Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Note Holder may transfer pledged or secured Shares, Warrants and/or Warrant Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Note Holder’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares and Warrants may reasonably request in connection with a pledge or transfer of the Shares, Warrants or Warrant Shares.

(c)
The Note Holder agrees that the removal of the restrictive legend from certificates representing Shares, Warrants and/or Warrant Shares as set forth in this Section 3.2 is predicated upon the Company’s reliance that the Note Holder will sell any Shares, Warrants and/or Warrant Shares pursuant to an effective registration statement or an exemption from such registration, and will comply with any applicable prospectus delivery requirements.

3.3.	Legends. The certificate for the Shares, Warrants and Warrant Shares shall bear legends to the following effect:

(a)
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH
SECURITIES.

(b)	Any other legends required in the opinion of counsel to the Company or under applicable state securities and blue-sky laws.

4.	MISCELLANEOUS.

4.1.
Securities Laws Disclosure; Publicity. The Company shall, by the fourth Trading Day following the date of this Agreement, either issue a Current Report on SEC Form 8-K disclosing the material terms of the transactions contemplated hereby and shall attach this Agreement thereto.

4.2.
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic or foreign substantive laws of a other jurisdiction.

4.3.
Severability. If any term or provision of this Agreement is declared invalid by a court of competent jurisdiction or is illegal or unlawful under any law, rule or regulation of any governmental agency or authority, the remaining terms and provisions of this Agreement shall remain unimpaired.

4.4.
Survival. The representations, warranties, covenants and obligations of the parties pursuant to Sections 3 and 4 of this Agreement shall survive the issuance of the Shares and Warrants to the Note Holder.

4.5.
Entire Agreement. This Agreement and the certificates and documents deliver pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the transactions contemplated herein.

4.6.
Successors and Assigns. Except as otherwise expressly provided herein, this Agreement and the rights and obligations hereunder shall not be assignable by any party hereto except with the prior written consent of the other. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.7.
Notices. All notices, consents, requests, reports and other documents which may be or are required to be given pursuant to this Agreement will be in writing (including facsimile or other similar writing) and will be deemed to have been duly given or made (a) if sent, by mail, and upon delivery thereof, within five days after the posting thereof with first class postage attached, (b) if sent by hand or overnight delivery, upon the delivery thereof, (c) if sent by facsimile, upon electronic confirmation of receipt, in each case addressed to the respective parties as follows: (i) if to the Note Holder, at the Note Holder's address set forth on the signature page or at such other address as the Note Holder shall have furnished to the Company in writing, or (ii) if to the Company, to TechnoConcepts Inc., 14945 Ventura Blvd. Suite 300, Sherman Oaks, CA 91403, Attention: Chief Executive Officer or at such other address as the Company shall have furnished to the Note Holder in writing.

4.8.	Finder's Fees.

(a)	The Company represents and warrants that it has retained no finder agent or broker in connection with the transactions contemplated by this Agreement.

(b)	The Note Holder represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement.

4.9.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

 IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the authorized officers of the parties hereof as of the date first above written.

TECHNOCONCEPTS INC.

By:
Antonio Turgeon
Chairman and CEO

NOTE HOLDER

Name of Note Holder

By: __________________________________
Title: _________________________________

Number of Shares to be issued:

Number of Warrants exercisable at $1.90:

Number of Warrants exercisable at $2.75:

Aggregate Exchange Amount:

EXHIBIT A

Schedule of Notes

Issued to:	Principal Amount	Int.	Maturity	Warrants	Exercise
Price

EXHIBIT B

Form of Warrant Certificate

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Warrant No. __________

WARRANT TO PURCHASE SHARES OF COMMON STOCK

OF

TECHNOCONCEPTS, INC.

THIS CERTIFIES that, for value received, [_________] is entitled to purchase from TECHNOCONCEPTS, INC., a Colorado corporation (the “Corporation”), subject to the terms and conditions hereof, [_____________] shares (the “Warrant Shares”) of common stock, no par value (the “Common Stock”). This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant, is referred to as the “Warrant” and the holder of this Warrant is referred to as the “Holder.” The number of Warrant Shares is subject to adjustment as hereinafter provided. Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00 pm Eastern Time on the __________________, 2012 [date that is five (5) calendar years from the date of issuance] (the “Termination Date”).

1. Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $ per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder within five (5) business days (the “Delivery Date”) after the Corporation has received the Holder’s Warrant Exercise Form and payment of the Exercise Price, and the Holder hereof shall be deemed for all purposes to be the holder of the Warrant Shares so purchased as of the date of such exercise.

2. Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

3. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

4. Transferability of Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Corporation by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed for transfer.

5. Certain Adjustments. With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

(a) Merger or Consolidation. If at any time there shall be a merger or a consolidation of the Corporation with or into another corporation when the Corporation is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the holder hereof as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof as the holder of this Warrant after the merger or consolidation.

(b) Reclassification, Recapitalization, etc. If the Corporation at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

(c) Split or Combination of Common Stock and Stock Dividend. In case the Corporation shall at any time subdivide, recapitalize, split forward or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Exercise Price shall be proportionately reduced and the number of Warrant Shares proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined or reverse split into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares proportionately reduced.

(d) Fractional Shares. No fractional Warrant Shares shall be issued upon exercise of this Warrant as a result of any of the adjustments set forth in this Section 5. Instead, the number of Warrant Shares issuable upon exercise of this Warrant shall be rounded to the nearest whole number.

6. Conversion Limitations. The Corporation shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to the exercise set forth on the applicable Warrant Exercise Form, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) exercise of the remaining, unexercised Warrant Shares beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any debentures or other warrants to purchase shares of Common Stock) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which Warrant Shares of this Warrant are exercisable shall be in the sole discretion of such Holder, and the submission of a Warrant Exercise Form shall be deemed to be such Holder’s determination of whether this Warrant may be exercised (in relation to other securities owned by such Holder together with any Affiliates) and which Warrant Shares of this Warrant are exercisable, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Warrant Exercise Form that such form has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent Form 10-Q or Form 10-K, as the case may be; (B) a public announcement by the Corporation; or (C) a notice by the Corporation or the Corporation’s transfer agent. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including this Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be (i) 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant held by the Holder, with respect to any Holder whose initial number of Warrant Shares hereunder is less than 1,000,000, and (ii) 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant held by the Holder, with respect to any Holder whose initial number of Warrant Shares hereunder is 1,000,000 or greater. The Beneficial Ownership Limitation provisions of this Section 6, with respect to a Holder subject to the 4.99% limitation described in part (i) of the definition of Beneficial Ownership Limitation, may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Corporation, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Warrant held by the Holder, and the provisions of this Section 6 shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The Beneficial Ownership Limitation provisions of this Section 6, with respect to a Holder subject to the 9.99% limitation described in part (ii) of the definition of Beneficial Ownership Limitation, may not be waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

7. Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, and then in that case subject to the Holders’ compliance with the prospectus delivery requirements of Section 5 of the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER

SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

8. Additional Rights, Privileges, and Restrictions. This Warrant is issued pursuant to that certain Stock Purchase Agreement between the Company and the original Holder dated as of [~ date ~] (the "Agreement"). The holder of this Warrant is subject to certain rights and privileges and subject to all restrictions set forth in the Agreement.

9. Miscellaneous. This Warrant shall be governed by and construed in accordance with the laws of the State of New York. All the covenants and provisions of this Warrant by or for the benefit of the Corporation shall bind and inure to the benefit of its successors and assigns hereunder. Nothing in this Warrant shall be construed to give to any person or corporation other than the Corporation and the holder of this Warrant any legal or equitable right, remedy or claim under this Warrant. This Warrant shall be for the sole and exclusive benefit of the Corporation and the holder of this Warrant. The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Corporation, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers under its seal, this _____ day of ___________________, 2007.

TECHNOCONCEPTS, INC.

By:
Name:
Title:

EXHIBIT C

Form of Additional Warrant Certificate

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. __________
WARRANT TO PURCHASE SHARES OF COMMON STOCK

OF

TECHNOCONCEPTS, INC.

THIS CERTIFIES that, for value received, [_________] is entitled to purchase from TECHNOCONCEPTS, INC., a Colorado corporation (the “Corporation”), subject to the terms and conditions hereof, [_____________] shares (the “Warrant Shares”) of common stock, no par value (the “Common Stock”). This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant, is referred to as the “Warrant” and the holder of this Warrant is referred to as the “Holder.” The number of Warrant Shares is subject to adjustment as hereinafter provided. Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00 pm Eastern Time on the __________________, 2009 [date that is eighteen (18) calendar months from [the Final Closing]] (the “Termination Date”).

1.	Exercise of Warrants.

(a) The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $ per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder within three (3) business days (the “Delivery Date”) after the Corporation has received the Holder’s Warrant Exercise Form and payment of the Exercise Price, or, at the request of the Holder (provided that a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) providing for the resale of the Warrant Shares is then in effect), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”), and the Holder hereof shall be deemed for all purposes to be the holder of the Warrant Shares so purchased as of the date of such exercise.

(b) If, but only if, at any time after one year from the date of grant of this Warrant there is no effective registration statement registering the resale of the Common Stock underlying this Warrant by the Holder, this Warrant may also be exercised at such time by means of a “cashless exercise” in which, at any time prior to the Termination Date, the Holder of this Warrant may, at its option, exchange this Warrant, in whole or in part (a “Warrant Exchange”), into Warrant Shares by surrendering this Warrant at the principal office of the Corporation, accompanied by a notice stating such Holder’s intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the “Notice of Exchange”). The Warrant Exchange shall be effective on the date the Holder’s Warrant Exercise Form is transmitted to the Corporation or any agent of the Holder that is irrevocably instructed to process the Warrant Exchange on the Holder’s behalf (the “Exchange Date”). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within three (3) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Warrant Shares as determined according to the following formula:

X = Y(A-B)
A

Where: X	=	the number of Warrant Shares that shall be issued to the Holder, rounded to the next highest integer;

Y	=
the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Holder and the number of Warrant Shares subject to the portion of the Warrant being exchanged in payment of the Warrant Price);

A	=	the Closing Bid Price of the Common Stock on the trading day immediately preceding the Exchange Date; and

B	=	the Warrant Price then in effect.

As used herein, “Closing Bid Price”, shall mean the closing bid price of the Common Stock as reported by Bloomberg Financial L.P. on the date in question (based on a trading day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) (and, if no closing bid price is reported, the closing price as so reported, and if neither the closing bid price nor the closing price is so reported, the last reported price of the Common Stock as determined by an independent evaluator mutually agreed to by the Holder and the Corporation).

2. Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

3. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

4. Transferability of Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Corporation by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed for transfer. Any registration rights to which this Warrant may then be subject shall be transferred together with the Warrant to the subsequent purchaser.

5. Certain Adjustments. With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

(a) Merger or Consolidation.

i. For purposes of this Section 5(a), the term “Per Share Transaction Value” shall mean (A) the sum of the (i) cash, notes, securities and other property of value; (ii) liabilities (x) assumed by the purchaser (in the case of a sale of assets) and/or (y) existing on the Corporation’s balance sheet at the time the transaction is consummated (in the case of a merger or sale of stock); (iii) payments to be made in installments; (iv) amounts paid or payable under consulting, supply, service, distribution, licensing or lease agreements not to compete or similar arrangements (including such payments to management); and, (v) contingent payments (whether or not related to future earnings or operations), divided by (B) the number of shares of common stock of the Corporation outstanding immediately prior to the merger.

ii. If at any time there shall be a merger or a consolidation of the Corporation with or into another corporation when the Corporation is not the surviving corporation and where the Per Share Transaction Value equals or exceeds $3.50 (subject to adjustment for mergers, splits, recapitalizations, etc. occurring prior to the merger or consolidation in question), then, as part of such merger or consolidation, lawful provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the holder hereof as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof as the holder of this Warrant after the merger or consolidation.

iii. In case the Corporation after the date hereof shall do any of the following (each, a "Triggering Event") in which the Per Share Transaction Value is below $3.50 (subject to adjustment for mergers, splits, recapitalizations, etc. occurring prior to the Triggering Event): (a) consolidate or merge with or into any other entity and the Corporation shall not be the continuing or surviving corporation of such consolidation or merger, or (b) transfer all or substantially all of its properties or assets to any other entity or person, then, and in the case of each such Triggering Event, proper provision shall be made to the Exercise Price and the number of Warrant Shares that may be purchased upon exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Exercise Price as adjusted to take into account the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 5, and the Exercise Price shall be adjusted to equal the product of (A) the closing bid price of the common stock of the continuing or surviving corporation as a result of such Triggering Event as of the date immediately preceding the date of the consummation of such Triggering Event multiplied by (B) the quotient of (i) the Exercise Price divided by (ii) the Closing Bid Price of the Common Stock as of the date immediately preceding the date hereof; provided, however, the Holder at its option may elect to receive an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula. Immediately upon the occurrence of a Triggering Event, the Corporation shall notify the Holder in writing of such Triggering Event and provide the calculations in determining the number of Warrant Shares issuable upon exercise of the new warrant and the adjusted Exercise Price. Upon the Holder’s request, the continuing or surviving corporation as a result of such Triggering Event shall issue to the Holder a new warrant of like tenor evidencing the right to purchase the adjusted number of Warrant Shares and the adjusted Exercise Price pursuant to the terms and provisions of this Section 5(a). Notwithstanding the foregoing to the contrary, this Section 5(a) shall only apply if the surviving entity pursuant to any such Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board. In the event that the surviving entity pursuant to any such Triggering Event is not a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, then the Holder shall have the right to demand that the Corporation pay to the Holder an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula.

(b) Reclassification, Recapitalization, etc. If the Corporation at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

(c) Split or Combination of Common Stock and Stock Dividend. In case the Corporation shall at any time subdivide, recapitalize, split forward or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Exercise Price shall be proportionately reduced and the number of Warrant Shares proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined or reverse split into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares proportionately reduced.

(d) Fractional Shares. No fractional Warrant Shares shall be issued upon exercise of this Warrant as a result of any of the adjustments set forth in this Section 5. Instead, the number of Warrant Shares issuable upon exercise of this Warrant shall be rounded to the nearest whole number.

6. Conversion Limitations. The Corporation shall not effect any exercise of this Warrant, and a Holder shall not have the right to convert any portion of this Warrant, to the extent that after giving effect to the exercise set forth on the applicable Warrant Exercise Form, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) exercise of the remaining, unexercised Warrant Shares beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any debentures or other warrants to purchase shares of Common Stock) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which Warrant Shares of this Warrant are exercisable shall be in the sole discretion of such Holder, and the submission of a Warrant Exercise Form shall be deemed to be such Holder’s determination of whether this Warrant may be exercised (in relation to other securities owned by such Holder together with any Affiliates) and which Warrant Shares of this Warrant are exercisable, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Warrant Exercise Form that such form has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent Form 10-Q or Form 10-K, as the case may be; (B) a public announcement by the Corporation; or (C) a notice by the Corporation or the Corporation’s transfer agent. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including this Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be (i) 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant held by the Holder, with respect to any Holder whose initial number of Warrant Shares hereunder is less than 1,000,000, and (ii) 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant held by the Holder, with respect to any Holder whose initial number of Warrant Shares hereunder is 1,000,000 or greater. The Beneficial Ownership Limitation provisions of this Section 6, with respect to a Holder subject to the 4.99% limitation described in part (i) of the definition of Beneficial Ownership Limitation, may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Corporation, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Warrant held by the Holder, and the provisions of this Section 6 shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The Beneficial Ownership Limitation provisions of this Section 6, with respect to a Holder subject to the 9.99% limitation described in part (ii) of the definition of Beneficial Ownership Limitation, may not be waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

7. Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, and then in that case subject to the Holders’ compliance with the prospectus delivery requirements of Section 5 of the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

8. Call. The Corporation shall have the right, upon notice to the Holder (“Call Notice”), to “call” all or any portion of this Warrant (a “Call”) provided that (i) the Warrant Shares have been registered for resale pursuant to the Securities Act, and are freely tradable without restriction for at least the 30-day period preceding such notice, (ii) the Closing Price for the Common Stock has been at least $8.00 (subject to adjustment to reflect stock splits, stock dividends, recapitalizations and the like) for each trading day in the 20-trading day period immediately preceding the date of the Call Notice, and (iii) the average daily trading volume for the Common Stock has been at least 100,000 for the 20-trading day period immediately preceding the date of the Call Notice. The Call Notice shall state what portion of the Warrant is being Called and on what date the Call shall take effect, which date shall be at least 30 calendar days after the Call Notice is sent to Holder (the “Call Date”). The Corporation covenants to honor all exercises of this Warrant up until 5:00pm (Eastern Time) on the Call Date, and any such exercises will be applied against the portion of the Warrant being Called. The Call Notice shall be void (i) if on the Call Date, the Warrant Shares are no longer freely tradable without restriction or (ii) with respect to any Warrant Shares which would cause a breach of the conversion limitations in Section 6. After 5:01pm (Eastern Time) on the Call Date, any unexercised portion of the Warrant being Called shall be cancelled without any consideration due to the Holder.

9. Additional Rights, Privileges, and Restrictions. This Warrant is issued pursuant to that certain Stock Purchase Agreement between the Company and the original Holder dated as of [~ date ~] (the "Agreement"). The holder of this Warrant is subject to certain rights and privileges and subject to all restrictions set forth in the Agreement.

10. Miscellaneous. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada. All the covenants and provisions of this Warrant by or for the benefit of the Corporation shall bind and inure to the benefit of its successors and assigns hereunder. Nothing in this Warrant shall be construed to give to any person or corporation other than the Corporation and the holder of this Warrant any legal or equitable right, remedy or claim under this Warrant. This Warrant shall be for the sole and exclusive benefit of the Corporation and the holder of this Warrant. The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Corporation, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers under its seal, this _____ day of ___________________, 2007.

TECHNOCONCEPTS, INC.

By:
Name:
Title:

WARRANT EXERCISE FORM

To Be Executed by the Holder in Order to Exercise Warrant

To:	TechnoConcepts, Inc.	Dated ________________
6060 Sepulveda Blvd, Suite 202
Van Nuys, CA 91411

The undersigned, pursuant to the provisions set forth in the attached Warrant No. ______, hereby irrevocably elects to purchase (check applicable box):

☐	____________ shares of the Common Stock of TechnoConcepts, Inc. covered by such Warrant; or

☐	the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b) (if applicable).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

☐	$__________ in lawful money of the United States; and/or

☐
if the provisions of subsection 1(b) of this Warrant are in effect, the cancellation of such portion of the attached Warrant as is exercisable for a total of _________ Warrant Shares (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or if the provisions of subsection 1(b) of this Warrant are in effect, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

The undersigned hereby requests that certificates for the Warrant Shares purchased hereby be issued in the name of:

(please print or type name and address)

(please insert social security or other identifying number)

and be delivered as follows:

(please print or type name and address)

(please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.

_______________________________________ Signature of Holder

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

Dated: _____________________, _______

Holder's Signature:
Holder's Address:

Signature Guaranteed: __________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust corporation. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

WARRANT EXERCISE FORM

To Be Executed by the Holder in Order to Exercise Warrant

To:	TechnoConcepts, Inc.	Dated ________________
6060 Sepulveda Blvd, Suite 202
Van Nuys, CA 91411

The undersigned, pursuant to the provisions set forth in the attached Warrant No. ______, hereby irrevocably elects to purchase (check applicable box):

☐	____________ shares of the Common Stock of TechnoConcepts, Inc. covered by such Warrant; or

☐	the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b) (if applicable).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of $__________ in lawful money of the United States.

The undersigned hereby requests that certificates for the Warrant Shares purchased hereby be issued in the name of:

(please print or type name and address)

(please insert social security or other identifying number)

and be delivered as follows:

(please print or type name and address)

(please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.

_______________________________________ Signature of Holder